Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of ESC Medical Systems Ltd. on Form S-8 of our report dated February 10, 1999, appearing in the Annual Report on Form 10-K of ESC Medical Systems Ltd. for the year ended December 31, 2000.

                                            Luboshitz Kasierer
                                            Member firm of Arthur Andersen
                                            Haifa, Israel
                                            July 23, 2001